EXHIBIT 99.3

STONEGATE MORTGAGE CORPORATION

UNAUDITED PRO FORMA FINANCIAL STATEMENTS

On December 19, 2013, Stonegate Mortgage Corporation (“Stonegate”) completed the previously announced purchase of Crossline Capital, Inc. (“Crossline”), a California-based mortgage lender that originates and services consumer direct mortgages. Information relating to Stonegate’s purchase of Crossline was previously included in Stonegate’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 19, 2013. The completion of Stonegate’s purchase of Crossline was previously reported in Stonegate’s Current Report on Form 8-K filed with the SEC on December 24, 2013.

The unaudited pro forma combined balance sheet combines the consolidated balance sheet of Stonegate as of September 30, 2013 and balance sheet of Crossline as of September 30, 2013 and is presented as if the purchase had occurred on September 30, 2013. The unaudited pro forma combined statement of operations for the nine months ended September 30, 2013 combines the consolidated results of operations of Stonegate for the nine months ended September 30, 2013 and the results of operations of Crossline for the nine months ended September 30, 2013 and is presented as if the purchase had occurred on December 1, 2013. The unaudited pro forma combined statement of operations for the year ended December 31, 2012 combines the consolidated results of operations of Stonegate for the year ended December 31, 2012 and the results of operations of Crossline for the year ended December 31, 2012 and is presented as if the purchase had occurred on December 1, 2012.

The historical consolidated financial information of Stonegate and the historical consolidated financial information of Crossline have been adjusted in the unaudited pro forma combined balance sheet and statements of operations to give effect to pro forma events that are (1) directly attributable to the purchase, (2) factually supportable and (3) expected to have a continuing impact on the combined results. The unaudited pro forma combined balance sheet and statements of operations should be read in conjunction with the accompanying notes thereto. In addition, the unaudited pro forma combined balance sheet and statements of operations was based on and should be read in conjunction with the:

•	Historical audited financial statements of Stonegate for the year ended December 31, 2012 and the related notes that are included in its final prospectus dated October 9, 2013;

•	Historical unaudited consolidated financial statements of Stonegate for the nine months ended September 30, 2013 and 2012 and the related notes that are included in its Quarterly Report on Form 10-Q;

•	Historical audited financial statements of Crossline for the year ended December 31, 2012 and the related notes that are included as Exhibit 99.1; and

•	Historical unaudited financial statements of Crossline for the nine months ended September 30, 2013 and 2012 that are included as Exhibit 99.2.

The unaudited pro forma combined balance sheet and statements of operations are provided for informational purposes only and are not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the purchase of Crossline by Stonegate been completed as of the dates indicated. In addition, the unaudited pro forma combined statements of operations do not purport to project the future operating results of the combined companies nor do they expect realization of any cost savings associated with the purchase of Crossline by Stonegate.

STONEGATE MORTGAGE CORPORATION

UNAUDITED PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2013

(In thousands)

	Stonegate Historical	Crossline Historical	Pro Forma Adjustments		Stonegate Pro Forma Combined
Assets
Cash and cash equivalents	$24,564	$9,080	$(14,891	) 1	$18,753
Restricted cash	20,132	230	—		20,362
Mortgage loans held for sale, at fair value	518,858	15,393	—		534,251
Servicing advances	1,952	—	—		1,952
Derivative assets	17,071	390	—		17,461
Mortgage servicing rights, at fair value	132,907	294	—		133,201
Property and equipment, net	7,859	98	—		7,957
Goodwill	—	—	4,874	2	4,874
Other intangible assets, net	3,320	—	2,204	3	5,524
Investment in closely held entity, at cost	740	—	—		740
Loans eligible for repurchase from GNMA	13,909	—	—		13,909
Other assets	7,617	626	—		8,243

Total assets	$748,929	$26,111	$(7,813)		$767,227

Liabilities and stockholders’ equity
Liabilities
Secured borrowings	$272,610	$—	$—		$272,610
Warehouse lines of credit	194,709	15,307	—		210,016
Operating lines of credit	4,684	—	—		4,684
Accounts payable and accrued expenses	22,772	437	500	4	23,709
Derivative liabilities	23,825	178	—		24,003
Reserve for mortgage repurchases and indemnifications	3,202	—	—		3,202
Due to related parties	309	—	—		309
Contingent earn-out liabilities	2,103	—	1,706	5	3,809
Liability for loans eligible for repurchase from GNMA	13,909	—	—		13,909
Income taxes payable	—	170	—		170
Deferred income tax liabilities, net	26,868	—	—		26,868

Total liabilities	564,991	16,092	2,206		583,289
Stockholders’ equity
Common stock	176	25	(25	) 6	176
Treasury stock	(1,707)	—	—		(1,707)
Additional paid-in capital	144,127	—	—		144,127
Retained earnings	41,342	9,994	(9,994	) 6	41,342

Total stockholders’ equity	183,938	10,019	(10,019)		183,938

Total liabilities and stockholders’ equity	$748,929	$26,111	$(7,813)		$767,227

Pro Forma Adjustments

The unaudited pro forma combined consolidated balance sheet as of September 30, 2013 gives effect to the purchase of Crossline by Stonegate as if it had occurred on September 30, 2013. The pro forma adjustments to the Stonegate unaudited pro forma combined consolidated balance sheet are based on the following adjustments to the historical balance sheets of Stonegate and Crossline:

1.	To remove the $8,891 of cash consideration used by Stonegate to purchase Crossline and to remove the $6,000 cash dividend paid to Crossline’s seller by Crossline immediately prior to the purchase of Crossline by Stonegate.
2.	To add $4,874 of preliminary goodwill resulting from the excess of the total purchase consideration transferred by Stonegate over the net assets of Crossline acquired.

3.	To add $2,204 of fair value of identified intangible assets (which consist of a trade name, non-compete agreement and state licenses) acquired from Crossline by Stonegate based on their December 19, 2013 fair value.
4.	To add the $500 contractual holdback liability pursuant to Article 2.5 of the associated Stock Purchase Agreement.
5.	To add $1,706 of fair value of the contingent consideration arrangements based on their December 19, 2013 fair value, pursuant to Article 2.6 of the associated Stock Purchase Agreement.
6.	To remove the $9,994 of historical stockholders’ equity of Crossline.

STONEGATE MORTGAGE CORPORATION

UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013

(In thousands, except share and per share amounts)

	Stonegate Historical	Crossline Historical	Pro Forma Adjustments		Stonegate Pro Forma Combined
Revenues
Gain on mortgage loans held for sale	$63,791	$13,405	$—		$77,196
Changes in mortgage servicing rights valuation	11,649	—	—		11,649
Loan origination and other loan fees	15,638	—	—		15,638
Loan servicing fees	14,324	—	—		14,324
Interest income	11,106	304	(140	) 1	11,270
Other revenue	—	(80)	—		(80)

Total revenues	116,508	13,629	(140)		129,997
Expenses
Salaries, commissions and benefits	48,604	6,382	—		54,986
General and administrative expense	15,026	1,385	—		16,411
Interest expense	10,972	941	—		11,913
Occupancy, equipment and communications	6,103	234	—		6,337
Provision for mortgage repurchases and indemnifications	1,379	—	—		1,379
Depreciation and amortization expense	1,379	18	418	2	1,815
Loss on disposal of property and equipment	25	—	—		25

Total expenses	83,488	8,960	418		92,866

Income before income taxes	33,020	4,669	(558)		37,131
Income tax expense	12,487	69	1,485	3	14,041

Net income	20,533	4,600	(2,043)		23,090
Less: preferred stock dividends	(27)	—	—		(27)

Net income attributable to common shareholders	$20,506	$4,600	$(2,043)		$23,063

Weighted average basic shares outstanding	10,386				10,386
Weighted average diluted shares outstanding	14,466				14,466
Basic earnings per share	$1.97				$2.22

Diluted earnings per share	$1.42				$1.59

Pro Forma Adjustments

The unaudited pro forma combined consolidated statement of operations for the nine months ended September 30, 2013 gives effect to the purchase of Crossline by Stonegate as if it had occurred on January 1, 2013. The pro forma adjustments to the Stonegate unaudited pro forma combined statement of operations are based on the following adjustments to the statements of operations of Stonegate and Crossline:

1.	To remove nine months of interest income, or $140, earned on (i) the $8,891 of cash consideration paid by Stonegate to Crossline and (ii) the $6,000 cash dividend paid to Crossline’s seller by Crossline immediate prior to the purchase of Crossline by Stonegate.
2.	To record nine months of amortization of acquired intangible assets, or $418, reflecting amortization expense that would have been recognized if the acquired intangible assets had been recorded on January 1, 2013 at their December 19, 2013 fair value.
3.	To record the tax impacts of the pro-forma adjustments and adjust the combined consolidated pro forma tax expense to reflect the change in Crossline from an S Corporation to a C Corporation under the Internal Revenue Code.

STONEGATE MORTGAGE CORPORATION

UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

(In thousands, except share and per share amounts)

	Stonegate Historical	Crossline Historical	Pro Forma Adjustments		Stonegate Pro Forma Combined
Revenues
Gain on mortgage loans held for sale	$73,337	$16,279	$—		$89,616
Changes in mortgage servicing rights valuation	—	—	—		—
Loan origination and other loan fees	9,871	—	—		9,871
Loan servicing fees	5,908	—	—		5,908
Interest income	5,257	1,117	(187	) 1	6,187
Other revenue	1,172	38	—		1,210

Total revenues	95,545	17,434	(187)		112,792
Expenses
Salaries, commissions and benefits	32,737	5,695	—		38,432
General and administrative expense	7,706	2,243	—		9,949
Interest expense	6,239	1,631	—		7,870
Occupancy, equipment and communications	2,999	180	—		3,179
Impairment of mortgage servicing rights	11,698	—	—		11,698
Amortization of mortgage servicing rights	3,679	—	—		3,679
Provision for mortgage repurchases and indemnifications	1,917	—	—		1,917
Depreciation and amortization expense	750	4	661	2	1,415
Loss on disposal of property and equipment	11	—	—		11

Total expenses	67,736	9,753	661		78,150

Income before income taxes	27,809	7,681	(848)		34,642
Income tax expense	10,724	120	2,518	3	13,362

Net income	17,085	7,561	(3,366)		21,280
Less: preferred stock dividends	(119)	—	—		(119)

Net income attributable to common shareholders	$16,966	$7,561	$(3,366)		$21,161

Weighted average basic shares outstanding	3,193				3,193
Weighted average diluted shares outstanding	7,517				7,517
Basic earnings per share	$5.31				$6.63

Diluted earnings per share	$2.26				$2.82

Pro Forma Adjustments

The unaudited pro forma combined consolidated statement of operations for the year ended December 31, 2012 gives effect to the purchase of Crossline by Stonegate as if it had occurred on January 1, 2012. The pro forma adjustments to the Stonegate unaudited pro forma combined statement of operations are based on the following adjustments to the statements of operations of Stonegate and Crossline:

1.	To remove one year of interest income, or $187, earned on (i) the $8,891 of cash consideration paid by Stonegate to Crossline and (ii) the $6,000 cash dividend paid to Crossline’s seller by Crossline immediate prior to the purchase of Crossline by Stonegate.
2.	To record one year of amortization of acquired intangible assets, or $661, reflecting amortization expense that would have been recognized if the acquired intangible assets had been recorded on January 1, 2012 at their December 19, 2013 fair value.
3.	To record the tax impacts of the pro-forma adjustments and adjust the combined consolidated pro forma tax expense to reflect the change in Crossline from an S Corporation to a C Corporation under the Internal Revenue Code.